Exhibit 10.4

FIRST AMENDMENT

TO THE

ATLANTIC SOUTHERN BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

DATED MARCH 30, 2010

FOR

ED LOOMIS

THIS FIRST AMENDMENT is adopted this          day of                                 , 20    , by and between ATLANTIC SOUTHERN BANK, a state-chartered commercial bank located in Macon, Georgia (the “Employer”), and Ed Loomis (the “Executive”).

The Employer and the Executive executed the Salary Continuation Agreement on March 30, 2010 (the “Agreement”).

The undersigned hereby amend the Agreement for the purpose of changing the respective benefit amounts due upon Separation from Service or death to be Zero Dollars ($0.00).  Pursuant to Section 3 of the Agreement, the parties mutually agree to this amendment and no further consideration shall be exchanged by the parties in lieu of the benefits voluntarily relinquished by the Executive hereunder.

Therefore, the following changes shall be made:

The dollar amount in the last sentence of Section 2(a) shall be changed from Nine Thousand One Hundred and Sixty-Seven Dollars ($9,167.00) to Zero Dollars ($0).

IN WITNESS OF THE ABOVE, the Employer and the Executive hereby consent to this First Amendment.

Executive:	Company:
ATLANTIC SOUTHERN BANK

By
Ed Loomis	Title